                                Exhibit (4)(f)


                      THIRD AMENDMENT TO CREDIT AGREEMENT



                                              Dated as of June 12, 1997


Alpha Industries, Inc.
20 Sylvan Road
Woburn, MA 01801

Trans-Tech, Inc.
5520 Adamstown Road
Adamstown, MD

     Re: Third Amendment to the Credit Agreement dated as of September 29, 1995 by and among Alpha Industries, Inc. ("Alpha"), Trans-Tech, Inc. ("Trans-Tech"), Silicon Valley Bank ("SVB"), Fleet Bank of Massachusetts, N.A., predecessor to Fleet National Bank ("Fleet"), and Silicon Valley Bank as collateral agent for SVB and Fleet (the "Collateral Agent"), as previously amended by the First Amendment to Credit Agreement dated as of July 31, 1996 and the Second Amendment to Credit Agreement dated as of September 30, 1996.
          ----------------------------------------------------------------------

Ladies and Gentlemen:

     The purpose of this letter is to evidence the agreement between Alpha and Trans-Tech (each a "Borrower" and, together, the "Borrowers" or "you"), SVB and Fleet (each a "Bank" and, together, the "Banks") and the Collateral Agent that, effective on the Effective Date (as defined below), the above-referenced Credit Agreement (together with the schedules thereto, the "Credit Agreement") is amended, and certain existing defaults thereunder are waived, all as set forth on Annex I hereto (which is incorporated in this letter amendment by reference). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

     This letter amendment (the "Amendment") shall become effective as of June 12, 1997 (the "Effective Date"), provided that SVB, on behalf of the Banks, shall have received the following on or before June 30, 1997 and provided further, however, in no event shall this Amendment become effective until signed by an officer of SVB in California:

          (i) three copies of this letter, duly executed by each of you, with the attached consent of Alpha Securities Corp. (the "Guarantor"), duly executed thereby; and

          (ii) two amended and restated promissory notes in the forms enclosed herewith (the "Amended and Restated Notes"), duly executed by each of you.

     By your signatures below, you are hereby representing that your representations set forth in the Loan Documents (including those contained in the Credit Agreement, as amended hereby) are true and correct as of the date hereof as if made on and as of the date hereof. In addition, Alpha confirms its grant of authorization, in connection with this transaction, (A) to SVB to debit Alpha's account with SVB by $3,500 in payment of SVB's extension fee and by $3,000 in payment of SVB's waiver and amendment fee and (B) to Fleet to debit Alpha's account with Fleet by $2,333 in payment of Fleet's extension fee relating to the Working Capital Line of Credit, by $2,000 in payment of Fleet's waiver and amendment fee relating to the Working Capital Line of Credit and by $3,000 in payment of Fleet's amendment fee relating to the Equipment Line of Credit. Finally, each of you and the Guarantor agrees that, as of this date, it has no defenses against its obligations to pay any amounts due under the Credit Agreement and the other Loan Documents.

     Upon the effectiveness hereof, each reference in each Security Instrument or other Loan Document to "the Credit Agreement", "thereunder", "thereof", "therein", or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Except as specifically set forth above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. Each of the other Loan Documents is in full force and effect and is hereby ratified and confirmed. The amendments and waivers set forth above (a) do not constitute a waiver or modification of any term, condition or covenant of the Credit Agreement or any other Loan Document, other than as expressly set forth herein, and (b) shall not prejudice any rights which the Banks may now or hereafter have under or in connection with the Credit Agreement, as modified hereby, or the other Loan Documents.

     You agree to pay on demand all costs and expenses of the Banks in connection with the preparation, reproduction, execution and delivery of this letter amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of Sullivan & Worcester LLP, special counsel for the Banks with respect thereto.

     This letter amendment may be signed in one or more counterparts each of which taken together shall constitute one and the same instrument.

     THIS LETTER AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

                           [remainder of page blank]

     If you are in agreement with the foregoing, please sign and return the enclosed copy of this letter amendment no later than June 30, 1997.

                                Sincerely,


                                SILICON VALLEY EAST, a Division of Silicon
                                  Valley Bank, as a Bank hereunder and as
                                  Collateral Agent


                                By:_____________________________
                                  Name:
                                  Title:


                                SILICON VALLEY BANK, as a Bank hereunder and as
                                  Collateral Agent


                                By:______________________________
                                  Name:
                                  Title:
                                  (signed in Santa Clara, California)



                                FLEET NATIONAL BANK, successor to Fleet Bank of Massachusetts, N.A., as a Bank hereunder


                                By:______________________________
                                  Name:
                                  Title:



The undersigned have reviewed and
accept and agree to the terms
of the foregoing (including the
attached Annex I):

ALPHA INDUSTRIES, INC.


By:__________________________

Name:_______________________

Title:________________________

Date:________________________

TRANS-TECH, INC.


By:__________________________

Name:_______________________

Title:________________________

Date:________________________

                          ANNEX I TO LETTER AMENDMENT

     Effective as of the Effective Date and subject to the conditions set forth in the foregoing letter amendment, the Credit Agreement is hereby amended, and the Banks hereby waive certain existing defaults thereunder, as follows:

     A.   Amendments to Credit Agreement.
          ------------------------------

     1. The date "August 1, 1997" appearing in Section 1.1 is deleted and the date "October 1, 1997" is substituted in lieu thereof.

     2. The phrase "80% of all Eligible Domestic Accounts Receivable" appearing in clause (ii) of Section 1.5 is deleted and there is substituted in lieu thereof the phrase "75% of all Eligible Domestic Accounts Receivable".

     3. The date "August 1, 1997" appearing in Section 1.6 is deleted and the date "October 1, 1997" is substituted in lieu thereof.

     4.   Section 3.1(a)(i) is amended and restated in its entirety as follows:

     "(i) for Prime Rate Loans, at the Prime Rate per annum, plus 1.0% per
                                                             ----
     annum."

     5.   The first sentence of Section 7.9 ("Use of Proceeds") is amended and
                                              ---------------
restated in its entirety as follows:

     "The Borrowers shall use the proceeds of the borrowings under the Working Capital Notes for the working capital purposes of the Borrowers, including the purchase of equipment."

     6.   Section 8.11 is amended and restated in its entirety as follows:

          "8.11 Quick Ratio. The Borrowers will not permit the Quick Ratio to be
                -----------
     less than (a) 1.00 to 1 at the end of the fiscal quarters ending June 30, 1997 or September 30, 1997 or (b) 1.20 to 1 at the end of the fiscal quarter ending December 31, 1997 or thereafter."

     7.   Section 8.14 is amended and restated in its entirety as follows:

          "8.14 Tangible Net Worth. The Borrowers will not permit Tangible Net
                ------------------
     Worth at the end of any fiscal quarter ending June 30, 1997 or thereafter to be less than 42,500,000."

     B.   Waiver of Certain Existing Defaults.
          -----------------------------------

     The Banks and the Borrowers acknowledge and agree that certain Events of Default (the "Existing Defaults") have occurred and currently exist with respect
              -----------------
to the financial covenants set forth in Section 8.14 of the Credit Agreement as in effect prior to the effectiveness of this Amendment with respect to the fiscal quarter ended March 30, 1997. The Banks hereby waive, effective upon the Effective Date, the Existing Defaults, provided that this waiver shall in no
                                       --------
event be deemed to constitute a waiver with respect to any fiscal period other than the fiscal period ended March 30, 1997 or with respect to any covenants other than the financial covenants expressly identified in the first sentence of this paragraph.

                                    CONSENT

     The undersigned, as Guarantor under the Subsidiary Guaranty dated as of September 29, 1995 (the "Guaranty") in favor of Silicon Valley Bank and Fleet National Bank (successor to Fleet Bank of Massachusetts, N.A.), hereby consents to the foregoing letter amendment and to the amendment and restatement of the two Working Capital Notes dated as of September 29, 1995 effected in connection therewith and hereby confirms and agrees that the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, upon the effectiveness of, and on and after the date of, said letter amendment, each reference in the Guaranty and in each other Loan Document (as defined in the Credit Agreement) to which the undersigned is a party, including, without limitation, the Security Agreement dated as of September 29, 1995 to which the Guarantor is a party, to "the Credit Agreement", "thereunder", "thereof", "therein", or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended thereby, and that each reference, by whatever terms, in the aforesaid Loan Documents to the Working Capital Notes shall mean and be a reference to the Working Capital Notes as amended and restated in connection therewith.

                                        ALPHA SECURITIES CORP.



                                        By:___________________________
                                          Name:
                                          Title:

                      AMENDED AND RESTATED PROMISSORY NOTE
                     (Working Capital Line of Credit Loans)


$4,500,000                                      Woburn, Massachusetts
                                                June 12, 1997
                                                (Originally dated as
                                                of September 29, 1995)

          For value received, the undersigned, ALPHA INDUSTRIES, INC., a Delaware corporation, and TRANS-TECH, INC., a Maryland corporation (each a

"Borrower" and collectively the "Borrowers"), jointly and severally promise to
---------                        ---------
pay to SILICON VALLEY BANK (the "Bank") at the office of the Bank located at
                                 ----
3003 Tasman Drive, Santa Clara, California 95054, or to its order, the lesser of FOUR MILLION FIVE HUNDRED THOUSAND DOLLARS ($4,500,000) or the outstanding principal amount hereunder, on October 1, 1997 (the "Maturity Date"), together
                                                     -------------
with interest on the principal amount hereof from time to time outstanding at a fluctuating rate per annum equal to the Prime Rate (as defined below) plus one percent (1%) until the Maturity Date, payable monthly in arrears on the first day of each calendar month occurring after the date hereof and on the Maturity Date. The Bank's "Prime Rate" is the per annum rate of interest from time to time announced and made effective by the Bank as its Prime Rate (which rate may or may not be the lowest rate available from the Bank at any given time).

          Computations of interest shall be made by the Bank on the basis of a year of 360 days for the actual number of days occurring in the period for which such interest is payable.

          This promissory note amends and restates the terms and conditions of the obligations of the Borrowers under the promissory note dated September 29, 1995 (the "Original Note") by the Borrowers to the Bank. Nothing contained in
           -------------
this promissory note shall be deemed to create or represent the issuance of new indebtedness or the exchange by the Borrowers of the Original Note for a new promissory note. This promissory note is referred to in the credit agreement dated September 29, 1995, as amended by amendments dated as of July 31, 1996, September 30, 1996 and June 12, 1997, by the Bank and accepted by the Borrowers together with all related schedules, as the same may be amended, modified or supplemented from time to time (the "Credit Agreement"), and is subject to
                                     ----------------
optional and mandatory prepayment as provided therein, and is entitled to the benefits thereof and of the other Loan Documents referred to therein. This note is secured by a Security Agreement and a Pledge Agreement, both dated as of September 29, 1995, by Alpha Industries, Inc., and a Guarantee dated as of September 29, 1995 of Alpha Securities Corp., a Massachusetts corporation, as the same may be amended, modified or supplemented from time to time.

          Each reference in each Loan Document (as defined in the Credit Agreement) to "the Note", "thereof", "therein", "thereunder", or words of like import referring to the Original Note, shall mean and be a reference to the Original Note, as amended and restated hereby.

          Upon the occurrence of any Event of Default under, and as defined in, the Credit Agreement, at the option of the Bank, the principal amount then outstanding of and the accrued interest on the advances under this note and all other amounts payable under this note shall become immediately due and payable, without notice (including, without limitation, notice of intent to accelerate), presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrowers.

          The Bank shall keep a record of the amount and the date of the making of each advance pursuant to the Credit Agreement and each payment of principal with respect thereto by maintaining a computerized record of such information and printouts of such computerized record, which computerized record, and the printouts thereof, shall constitute prima facie evidence of the accuracy of the
                                    ----- -----
information so endorsed.

          Each of the undersigned agrees to pay all reasonable costs and expenses of the Bank (including, without limitation, the reasonable fees and expenses of attorneys) in connection with the enforcement of this note and the other Loan Documents and the preservation of its rights hereunder and thereunder.

          No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right of the Bank, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Borrowers and every endorser or guarantor of this note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral for this note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

          THIS NOTE HAS BEEN DELIVERED TO THE BANK AND ACCEPTED BY THE BANK IN THE STATE OF CALIFORNIA.

          THE BORROWERS HEREBY EXPRESSLY WAIVE ANY RIGHT THEY MAY NOW OR HEREAFTER HAVE TO A JURY TRIAL IN ANY SUIT, ACTION OR PROCEEDING WHICH ARISES OUT OF OR BY REASON OF THIS NOTE, ANY LOAN DOCUMENT (AS DEFINED IN THE CREDIT AGREEMENT), OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          BY ITS EXECUTION AND DELIVERY OF THIS NOTE, EACH BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS (OR IF FOR ANY REASON ACCESS TO SUCH COURTS IS DENIED TO THE BANK, THEN, IN THE STATE OF CALIFORNIA) IN ANY ACTION, SUIT OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS NOTE, ANY LOAN DOCUMENT (AS DEFINED IN THE CREDIT AGREEMENT), OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ADDITION TO ANY OTHER COURT IN WHICH SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT, IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED BY ANY SUCH COURT IN ANY SUCH ACTION, SUIT OR PROCEEDING IN WHICH IT SHALL HAVE BEEN SERVED WITH PROCESS IN THE MANNER HEREINAFTER PROVIDED, SUBJECT TO EXERCISE AND EXHAUSTION OF ALL RIGHTS OF APPEAL AND TO THE EXTENT THAT IT MAY LAWFULLY DO SO, WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN SUCH ACTION, SUIT OR PROCEEDING ANY CLAIMS THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER, AND AGREES THAT PROCESS MAY BE SERVED UPON IT IN ANY SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED BY CHAPTER 223A OF THE GENERAL LAWS OF MASSACHUSETTS, RULE 4 OF THE MASSACHUSETTS RULES OF CIVIL PROCEDURE OR RULE 4 OF THE FEDERAL RULES OF CIVIL PROCEDURE.

                           (remainder of page blank)

          ALL RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS AND THIS NOTE SHALL BE DEEMED TO BE UNDER SEAL.


Attest:                                ALPHA INDUSTRIES, INC.


                                       By:
----------------------------              -------------------------
Name:                                   Name:
Title:                                  Title:


[Seal]



Attest:                                TRANS-TECH, INC.


                                       By:
----------------------------              -------------------------
Name:                                   Name:
Title:                                  Title:


[Seal]



Accepted and Agreed
as of June 12, 1997:

SILICON VALLEY BANK


By:
   -------------------------
 Name:
 Title:

                     AMENDED AND RESTATED PROMISSORY NOTE
                    (Working Capital Line of Credit Loans)


$3,000,000                                              Woburn, Massachusetts
                                                        June 12, 1997
                                                        (Originally dated as
                                                        of September 29, 1995)

          For value received, the undersigned, ALPHA INDUSTRIES, INC., a Delaware corporation, and TRANS-TECH, INC., a Maryland corporation (each a "Borrower" and collectively the "Borrowers"), jointly and severally promise to
---------                        ---------
pay to FLEET NATIONAL BANK, successor in interest to Fleet Bank of Massachusetts, N.A. (the "Bank"), at the office of the Bank located at 75 State
                          ----
Street, Boston, Massachusetts 02106, or to its order, the lesser of THREE MILLION DOLLARS ($3,000,000) or the outstanding principal amount hereunder, on October 1, 1997 (the "Maturity Date"), together with interest on the principal
                      -------------
amount hereof from time to time outstanding at a fluctuating rate per annum equal to the Prime Rate (as defined below) plus one percent (1%) until the Maturity Date, payable monthly in arrears on the first day of each calendar month occurring after the date hereof and on the Maturity Date. The Bank's "Prime Rate" is the per annum rate of interest from time to time announced and made effective by the Bank as its Prime Rate (which rate may or may not be the lowest rate available from the Bank at any given time).

          Computations of interest shall be made by the Bank on the basis of a year of 360 days for the actual number of days occurring in the period for which such interest is payable.

          This promissory note amends and restates the terms and conditions of the obligations of the Borrowers under the promissory note dated September 29, 1995 (the "Original Note") by the Borrowers to the Bank. Nothing contained in
           -------------
this promissory note shall be deemed to create or represent the issuance of new indebtedness or the exchange by the Borrowers of the Original Note for a new promissory note. This promissory note is referred to in the credit agreement dated September 29, 1995, as amended by amendments dated as of July 31, 1996, September 30, 1996 and June 12, 1997, by the Bank and accepted by the Borrowers together with all related schedules, as the same may be amended, modified or supplemented from time to time (the "Credit Agreement"), and is subject to
                                     ----------------
optional and mandatory prepayment as provided therein, and is entitled to the benefits thereof and of the other Loan Documents referred to therein. This note is secured by a Security Agreement and a Pledge Agreement, both dated as of September 29, 1995, by Alpha Industries, Inc., and a Guarantee dated as of September 29, 1995 of Alpha Securities Corp., a Massachusetts corporation, as the same may be amended, modified or supplemented from time to time.

          Each reference in each Loan Document (as defined in the Credit Agreement) to "the Note", "thereof", "therein", "thereunder", or words of like import referring to the Original Note, shall mean and be a reference to the Original Note, as amended and restated hereby.

          Upon the occurrence of any Event of Default under, and as defined in, the Credit Agreement, at the option of the Bank, the principal amount then outstanding of and the accrued interest on the advances under this note and all other amounts payable under this note shall become immediately due and payable, without notice (including, without limitation, notice of intent to accelerate), presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrowers.

          The Bank shall keep a record of the amount and the date of the making of each advance pursuant to the Credit Agreement and each payment of principal with respect thereto by maintaining a computerized record of such information and printouts of such computerized record, which computerized record, and the printouts thereof, shall constitute prima facie evidence of the accuracy of the
                                    ----- -----
information so endorsed.

          Each of the undersigned agrees to pay all reasonable costs and expenses of the Bank (including, without limitation, the reasonable fees and expenses of attorneys) in connection with the enforcement of this note and the other Loan Documents and the preservation of its rights hereunder and thereunder.

          No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right of the Bank, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Borrowers and every endorser or guarantor of this note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral for this note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

          THIS NOTE HAS BEEN DELIVERED TO THE BANK AND ACCEPTED BY THE BANK IN THE STATE OF CALIFORNIA.

          THE BORROWERS HEREBY EXPRESSLY WAIVE ANY RIGHT THEY MAY NOW OR HEREAFTER HAVE TO A JURY TRIAL IN ANY SUIT, ACTION OR PROCEEDING WHICH ARISES OUT OF OR BY REASON OF THIS NOTE, ANY LOAN DOCUMENT (AS DEFINED IN THE CREDIT AGREEMENT), OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          BY ITS EXECUTION AND DELIVERY OF THIS NOTE, EACH BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS (OR IF FOR ANY REASON ACCESS TO SUCH COURTS IS DENIED TO THE BANK, THEN, IN THE STATE OF CALIFORNIA) IN ANY ACTION, SUIT OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS NOTE, ANY LOAN DOCUMENT (AS DEFINED IN THE CREDIT AGREEMENT), OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ADDITION TO ANY OTHER COURT IN WHICH SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT, IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED BY ANY SUCH COURT IN ANY SUCH ACTION, SUIT OR PROCEEDING IN WHICH IT SHALL HAVE BEEN SERVED WITH PROCESS IN THE MANNER HEREINAFTER PROVIDED, SUBJECT TO EXERCISE AND EXHAUSTION OF ALL RIGHTS OF APPEAL AND TO THE EXTENT THAT IT MAY LAWFULLY DO SO, WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN SUCH ACTION, SUIT OR PROCEEDING ANY CLAIMS THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER, AND AGREES THAT PROCESS MAY BE SERVED UPON IT IN ANY SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED BY CHAPTER 223A OF THE GENERAL LAWS OF MASSACHUSETTS, RULE 4 OF THE MASSACHUSETTS RULES OF CIVIL PROCEDURE OR RULE 4 OF THE FEDERAL RULES OF CIVIL PROCEDURE.

                           (remainder of page blank)

          ALL RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS AND THIS NOTE SHALL BE DEEMED TO BE UNDER SEAL.

Attest:                                 ALPHA INDUSTRIES, INC.


_______________________________         By:_________________________________
Name:                                    Name:
Title:                                   Title:



[Seal]



Attest:                                 TRANS-TECH, INC.


_______________________________         By:_________________________________
Name:                                    Name:
Title:                                   Title:

[Seal]



Accepted and Agreed
as of June 12, 1997:

FLEET NATIONAL BANK, successor
to Fleet Bank of Massachusetts, N.A.


By:_____________________________________
 Name:
 Title:

                     SECOND AMENDMENT TO CREDIT AGREEMENT



                                            Dated as of September 30, 1996


Alpha Industries, Inc.
20 Sylvan Road
Woburn, MA 01801

Trans-Tech, Inc.
5520 Adamstown Road
Adamstown, MD

     Re: Second Amendment to the Credit Agreement dated as of September 29, 1995 by and among Alpha Industries, Inc. ("Alpha"), Trans-Tech, Inc. ("Trans-Tech"), Silicon Valley Bank ("SVB"), Fleet Bank of Massachusetts, N.A., predecessor to Fleet National Bank ("Fleet"), and Silicon Valley Bank as collateral agent for SVB and Fleet (the "Collateral Agent"), as previously amended by the First Amendment to Credit Agreement dated as of July 31, 1996

Ladies and Gentlemen:

     The purpose of this letter is to evidence the agreement between Alpha and Trans-Tech (each a "Borrower" and, together, the "Borrowers" or "you"), SVB and Fleet (each a "Bank" and, together, the "Banks") and the Collateral Agent that, effective on the Effective Date (as defined below), the above-referenced Credit Agreement (as previously amended and together with the schedules thereto, the "Credit Agreement") is amended as set forth on Annex I hereto (which is incorporated in this letter amendment by reference). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

     This letter amendment (the "Amendment") shall become effective as of September 30, 1996 (the "Effective Date"), provided that SVB, on behalf of the Banks, shall have received on or before December 23, 1996 three (3) copies of this letter, duly executed by each of you, with the attached consent of Alpha Securities Corp. (the "Guarantor"), duly executed thereby, and provided, further, however, that in no event shall this Amendment become effective until signed by an officer of SVB in California.

     By your signatures below, you are hereby representing that your representations set forth in the Loan Documents (including those contained in the Credit Agreement, as amended hereby) are true and correct as of the date hereof as if made on and as of the date hereof. In addition, each of you and the Guarantor agrees that, as of this date, it has no defenses against its obligations to pay any amounts due under the Credit Agreement and the other Loan Documents.

     Upon the effectiveness hereof, each reference in each Security Instrument or other Loan Document to "the Credit Agreement", "thereunder", "thereof", "therein", or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Except as specifically set forth above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. Each of the other Loan Documents is in full force and effect and is hereby ratified and confirmed. The amendments set forth herein (a) do not constitute a waiver or modification of any term, condition or covenant of the Credit Agreement or any other Loan Document, other than as expressly set forth herein, and (b) shall not prejudice any rights which the Banks may now or hereafter have under or in connection with the Credit Agreement, as modified hereby, or the other Loan Documents.

     You agree to pay on demand all costs and expenses of the Banks in connection with the preparation, reproduction, execution and delivery of this letter amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of Sullivan & Worcester LLP, special counsel for the Banks with respect thereto.

     This letter amendment may be signed in one or more counterparts each of which taken together shall constitute one and the same instrument.

     THIS LETTER AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

     If you are in agreement with the foregoing, please sign and return the enclosed copy of this letter amendment no later than December 23, 1996.

                         Sincerely,


                         SILICON VALLEY EAST, a Division of Silicon Valley Bank, as a Bank hereunder and as Collateral Agent


                         By:_____________________________
                           Name:
                           Title:



                         SILICON VALLEY BANK, as a Bank hereunder and as Collateral Agent


                         By:______________________________
                           Name:
                           Title:
                           (signed in Santa Clara, California)



                         FLEET NATIONAL BANK, successor to Fleet Bank of Massachusetts, N.A., as a Bank hereunder


                         By:______________________________
                           Name:
                           Title:

The undersigned have reviewed and
accept and agree to the terms
of the foregoing (including the
attached Annex I):

ALPHA INDUSTRIES, INC.


By:___________________________

Name:_________________________

Title:________________________

Date:_________________________


TRANS-TECH, INC.


By:___________________________

Name:_________________________

Title:________________________

Date:_________________________

     ANNEX I TO LETTER AMENDMENT

     Effective as of the Effective Date and subject to the conditions set forth in the foregoing letter amendment, the Credit Agreement is hereby amended as follows:

     1. Section 1.5 is amended by deleting clause (ii) thereof and substituting in lieu thereof the following:

     "(ii) 80% of all Eligible Domestic Accounts Receivable and 75% of all Eligible International Accounts Receivable at such time,".

     2. Effective as of November 15, 1996, Sections 3.1(a)(i) and (ii) are amended and restated in their entirety as follows:

     "(i)   for Prime Rate Loans, at the Prime Rate per annum, plus 0.50% per
                                                               ----
     annum.

            "(ii)  [Intentionally deleted]."

     3. Effective as of November 15, 1996, Sections 3.1(b)(i) and (ii) are amended and restated in their entirety as follows:

     "(i)   for Prime Rate Loans, at the Prime Rate per annum, plus 0.50% per
                                                               ----
annum; and

            "(ii)  for LIBOR Loans, at the LIBOR  Rate, plus 300 basis points
                                                        ----
            per annum."

     4.   Section 3.1 is further amended by inserting the following subsection
(d):

          "(d) Notwithstanding anything to the contrary in this Credit Agreement or any other agreement or instrument to which either of the Banks is a party, effective as of November 15, 1996 the Borrowers shall not request, and shall have no right to receive, from the Banks any Working Capital Line of Credit Loan that would constitute a LIBOR Loan."

     5.   The Section 8.11 is amended and restated in its entirety as follows:

          "8.11  Quick Ratio.  The Borrowers will not permit the Quick Ratio to
                 -----------
     be less than (a) 1.10 to 1 at the end of the fiscal quarter ending December 31, 1996 or (b) 1.20 to 1 at the end of any fiscal quarter thereafter."

     6.   Section 8.12 is amended and restated in its entirety as follows:

          "8.12  Minimum Profitability.  The Borrowers will not (a) incur Net
                 ---------------------
     Losses in the fiscal quarter ending September 30, 1997 or thereafter, (b) permit cumulative Net Income for the four consecutive fiscal quarters ending on March 31, 1998 and June 30, 1998, respectively, to be less than $1,000,000, or (c) permit cumulative Net Income for any four consecutive fiscal quarters, beginning with the four consecutive fiscal quarters ending on September 30, 1998, to be less than $2,000,000."

     7. Section 8.13 is amended by deleting the ratio "1.25 to 1" appearing therein and substituting in lieu thereof the ratio "0.75 to 1".

     8.   Section 8.14 is amended and restated in its entirety as follows:

          "8.14  Tangible Net Worth.  The Borrowers will not permit Tangible Net
                 ------------------
     Worth at the end of any fiscal quarter to be less than $47,500,000 minus
                                                                        -----
     the cumulative amount, not to exceed $3,000,000 in the aggregate, of extraordinary charges appropriately disclosed in the Borrowers' financial statements beginning with the fiscal quarter ending December 31, 1996."

     9. Section 8.15 is deleted and there is substituted in lieu thereof the following:

          "8.15  Cash Flow Coverage.  [Intentionally deleted.]"
                 ------------------

     10. The definition of "Quick Ratio" in Section 11.1 is amended and restated in its entirety as follows:

          "Quick Ratio" means, at any time, all cash and accounts receivable,
           -----------
     less reserves for doubtful accounts, less advance billings to customers, of the Borrowers and their Subsidiaries at such time, on a consolidated basis, determined in accordance with GAAP, divided by the sum (without duplication) of (a) the aggregate of all Current Liabilities at such time,
     (b) then outstanding Working Capital Extensions of Credit, (c) then outstanding Equipment Line of Credit Loans, and (d) the then current portion of long-term Indebtedness of the Borrowers and their Subsidiaries as calculated in accordance with GAAP."

     CONSENT

     The undersigned, as Guarantor under the Subsidiary Guaranty dated as of September 29, 1995 (the "Guaranty") in favor of Silicon Valley Bank and Fleet National Bank (successor to Fleet Bank of Massachusetts, N.A.), hereby consents to the foregoing letter amendment and hereby confirms and agrees that the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, upon the effectiveness of, and on and after the date of, said letter amendment, each reference in the Guaranty and in each other Loan Document (as defined in the Credit Agreement referred to in the foregoing letter amendment) to which the undersigned is a party, including, without limitation, the Security Agreement dated as of September 29, 1995 to which the Guarantor is a party, to "the Credit Agreement", "thereunder", "thereof", "therein", or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended thereby.

                                    ALPHA SECURITIES CORP.



                                    By:___________________________
                                      Name:
                                      Title: